UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2021

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

1-14880	N/A
(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)

250 Howe Street, 20th Floor

Vancouver, British Columbia V6C 3R8

and

2700 Colorado Avenue

Santa Monica, California 90404

Registrant’s telephone number, including area code: (877) 848-3866

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Voting Common Shares, no par value per share	LGF.A	New York Stock Exchange
Class B Non-Voting Common Shares, no par value per share	LGF.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On March 2, 2021, Lions Gate Capital Holdings LLC (“LGCH”), a wholly-owned subsidiary of Lions Gate Entertainment Corp. (the “Company”), and the Company directed Deutsche Bank Trust Company Americas, as trustee of LGCH’s 6.375% Senior Notes due 2024 (the “LGCH 6.375% Notes”), LGCH’s 5.875% Senior Notes due 2024 (the “LGCH 5.875% Notes”) and the Company’s 5.875% Senior Notes due 2024 (the “LGEC 5.875% Notes,” and together with the LGCH 6.375% Notes and the LGCH 5.875% Notes, the “Notes”), to deliver a conditional notice of redemption to the respective holders of each series of Notes to redeem all $545,615,000 aggregate principal amount of the LGCH 6.375% Notes outstanding, all $510,995,000 aggregate principal amount of the LGCH 5.875% Notes outstanding and all $7,700,000 aggregate principal amount of the LGEC 5.875% Notes outstanding. The redemption of each series of Notes is subject to certain conditions, including the successful completion of one or more potential debt refinancing transactions in amounts sufficient to pay the redemption price of each series of Notes, as applicable. The conditional notice of redemption may be rescinded or amended under certain circumstances and, in LGCH’s or the Company’s discretion, as applicable, the redemption date for a series of Notes may be delayed until such time as the applicable conditions are satisfied. The completion of one or more debt refinancing transactions is subject to market and other conditions and may not occur as described or at all.

This Current Report on Form 8-K does not constitute a notice of redemption and is qualified in its entirety by reference to each conditional notice of redemption.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain certain forward-looking statements, including certain plans, expectations, goals, projections, and statements about the benefits of the proposed refinancing transactions and redemptions of one or more series of Notes and the expected timing of completion thereof, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. Actual results in the future could differ materially and adversely from those described in the forward-looking statements as a result of various important factors, including the risk factors as set forth in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on February 4, 2021. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances. The Company is furnishing the information in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2021	LIONS GATE ENTERTAINMENT CORP.

/s/ James W. Barge
James W. Barge
Chief Financial Officer